UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

SONTRA MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-23017	41-1649949
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10 Forge Parkway Franklin, Massachusetts	02038
(Address of principal executive offices)	(Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 19, 2006, Thomas Davison, Ph.D., President and Chief Executive Officer of Sontra Medical Corporation (“Sontra”), will present Sontra’s technology and critical care glucose monitoring developments at the In3 East Conference on October 19 – 20, 2006 at the Westin Hotel Copley Place in Boston, MA.

A copy of the press release issued by Sontra on October 18, 2006 concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The exhibit listed in the Exhibit Index immediately preceding such exhibit is filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sontra Medical Corporation

Date: October 18, 2006

By: /s/ Thomas W. Davison

        Thomas W. Davison

        President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company, dated October 18, 2006.